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                                                        EXHIBIT 99.1



                                October 17, 2005


Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center, 16th Floor
New York, NY 10080

         RE:  Loan and Security Agreement (Fixed Rate #4), dated as of
              June 25, 2004 (as amended or modified, "Loan Agreement"), between the Borrowers listed on the signature pages below ("Borrowers") and Merrill Lynch Mortgage Lending, Inc. ("Lender")
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Ladies and Gentlemen:

          Reference is made to the above Loan Agreement Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement

          The parties acknowledge that, on the date hereof, the Property located in St. Paul, Minnesota (the "St. Paul Property") is being released from the lien of the applicable Mortgage and in connection therewith Borrowers are making a prepayment of the Loan in the amount of $2,000,000. Borrowers and Lender hereby acknowledge and agree that, after giving effect to the release of the St. Paul Property and the payment of the release price therefor: (a) after receipt of the Scheduled Mortgage Principal Payment due on November 1, 2005, the outstanding principal balance of the Loan will be $53,733,309.79, (b) the adjusted Allocated Loan Amounts with respect to each of the Properties remaining as Collateral for the Loan will be the amounts set forth on Schedule A attached hereto and said Schedule A shall supersede Exhibit D to the Loan Agreement (which Exhibit D was amended and restated by the Second Loan Modification Agreement, dated as of March 1, 2005 (the "2nd LMA")) and (c) from and after the Payment Date on December 1, 2005, the monthly Scheduled Mortgage Principal Payment amount for the Loan will be $374,727.42, the Scheduled Mortgage Principal Payments for each Payment Date during the term of the Loan shall be as set forth on Schedule B attached hereto, and said Schedule B shall supersede Schedule 2.4 to the Loan Agreement (which Schedule 2.4 was amended and restated by the 2nd LMA).

          Except as expressly amended hereby, all of the terms, covenants and conditions of the Loan Agreement, the Note and the other Loan Documents are hereby ratified and confirmed by Borrowers and remain unmodified and in full force and effect. This letter agreement may be executed in two (2) or more counterparts, each of which shall be an original but all of which shall together constitute one and the same agreement.



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          Please indicate your acknowledgment and agreement with the foregoing, by countersigning this letter agreement where indicated below.


                                Very truly yours,

                                BORROWERS:

                               NH MOTEL ENTERPRISES, INC.
                               SERVICO COLUMBIA, INC.
                               MINNEAPOLIS MOTEL ENTERPRISES, INC.

                               By:      s/ Daniel E. Ellis
                                        ---------------------------------------
                               Name:    Daniel E. Ellis
                               Title:   Vice President and Secretary, or
                                        Authorized Signatory for each of the
                                        entities listed above


                               LITTLE ROCK LODGING ASSOCIATES I, LIMITED
                               PARTNERSHIP

                               By:      LODGIAN LITTLE ROCK SPE, INC., a
                                        Delaware corporation, its general
                                        partner

                               By:      s/ Daniel E. Ellis
                                        ---------------------------------------
                               Name:    Daniel E. Ellis
                               Title:   Vice President and Secretary, or
                                        Authorized Signatory


                               LODGIAN HOTELS FIXED IV, L.P.

                               By:      LODGIAN HOTELS FIXED IV GP, INC., a
                                        Delaware corporation, its general
                                        partner

                               By:      s/ Daniel E. Ellis
                                        ---------------------------------------
                               Name:    Daniel E. Ellis
                               Title:   Vice President and Secretary, or
                                        Authorized Signatory


                               SERVICO CENTRE ASSOCIATES, LTD.

                               By: Servico Palm Beach General Partner SPE, Inc., a Delaware corporation, its general partner


                               By:      s/ Daniel E. Ellis
                                        ---------------------------------------
                                        Name:    Daniel E. Ellis
                                        Title:   Vice President and Secretary,
                                                 or Authorized Signatory

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ACKNOWLEDGED AND AGREED
as of October 17, 2005:

                               MERRILL LYNCH MORTGAGE LENDING, INC.

                               By:  s/ Robert J. Spinna, Jr.
                                    -----------------------------------
                               Name:    Robert J. Spinna, Jr.
                                      ----------------------------------------
                               Title:   Vice President
                                      -----------------------------------------